SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                    _________________________

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report:  January 15, 1998
Date of earliest event reported:  December 31, 1997


                     Astor Holdings II, Inc.
----------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Delaware                   333-14913-01              25-1766332
   --------------                ------------             --------------
  (State or other                (Commission             (I.R.S. Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)


   c/o 101 Columbia Road
       Morristown, New Jersey                            07962
  ----------------------------------------            ------------
  (Address of principal executive offices)             (Zip Code)


  Registrant's telephone number, including area code:  (973) 455-2000

Item 8.   Change in Fiscal Year.
          ---------------------------------------------------


     On December 31, 1997, the Board of Directors of Astor Holdings II, Inc. (the "Company") voted to change the Company's fiscal year from the 12 month period ending on March 31 to the 12 month period ending on December 31. The Company's Form 10-K for the fiscal year ended December 31, 1997 will contain the report covering the transition period resulting from the change.



                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASTOR HOLDINGS II, INC.
                                   (Registrant)



Date:  January 15, 1998            By:/s/ Matthew T. Farrell
                                   -----------------------------
                                   Matthew T. Farrell
                                   Vice President, Chief Financial
                                   Officer and Treasurer